UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2021 (December 16, 2021)

OBLONG, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	001-35376 (Commission File Number)	77-0312442 (IRS Employer Identification No.)

25587 Conifer Road, Suite 105-231 Conifer, Colorado 80433 (Address of principal executive offices, zip code)

(303) 640-3838 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OBLG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2021 Annual Meeting of Stockholders (the "Annual Meeting") on December 16, 2021. As of November 12, 2021 (the "Record Date"), the Company had issued and outstanding and entitled to vote at the Annual Meeting 30,816,048 shares of the Company’s Common Stock, par value $0.0001 per share ("Common Stock"), with each share entitled to one vote per share. Out of the shares of Common Stock issued and outstanding as of the Record Date and entitled to vote at the Annual Meeting, 20,732,403 (or approximately 67.27%) of such shares were present in person or represented by proxy at the Annual Meeting.

The proposals listed below were submitted to a vote of the Company’s stockholders at the Annual Meeting. Pursuant to the voting results set forth below, (i) the five nominated directors were each elected to serve a one-year term expiring at the Company’s 2022 Annual Meeting of Stockholders or until his/her successor is duly elected and qualified; and (ii) proposal no. 2 was approved by the Company’s stockholders.

1. Election of the following persons to the Board of Directors of the Company to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Jason Adelman	14,278,279	319,700	0
Peter Holst	13,987,505	610,474	0
James Lusk	14,409,126	188,853	0
Matthew Blumberg	14,430,056	167,923	0
Deborah Meredith	14,429,085	168,894	0

2. Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
20,532,706	178,755	20,942	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
OBLONG, INC.

Date: December 20, 2021                    By:    /s/ Peter Holst
Name: Peter Holst
Title: President & CEO